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                                                            EXHIBIT 10.1.2

                                  ROBERDS, INC.

                        AMENDED 1993 STOCK INCENTIVE PLAN

                                NOVEMBER 1, 1996




1. Purpose. The purpose of this 1993 Stock Incentive Plan (the "Plan") is to advance the interests of Roberds, Inc. ("the Company") and its shareholders by offering to those employees of the Company and its subsidiaries who will be responsible for the long-term growth of the Company's earnings the opportunity to acquire or increase their equity interests in the Company or to enjoy performance-based stock and/or cash incentives, thereby achieving a greater commonality of interest between shareholders and employees, enhancing the Company's ability to retain and attract highly qualified employees and providing an additional incentive to such employees to achieve the Company's long-term business plans and objectives.


2. Award Opportunities. Awards under the Plan may be granted in the form of (a) incentive stock options as provided in Section 412 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) nonqualified stock options,
(c) shares of common stock of the Company which are restricted and must be purchased by the employee ("Restricted Stock"), (d) stock appreciation rights ("SARs"), (e) limited stock appreciation rights ("LSARs"), (f) performance units, or (g) stock units (all of which shall hereinafter be collectively referred to as "Awards").

         Incentive and non-qualified stock options shall hereinafter be referred to individually as an "option" and collectively as "Options" in this Plan.


3.       Administration.

         (A) Committee. The Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee (the "Committee") of the Board, as determined from time to time by the Board. The Committee shall consist of no fewer than three directors of the Company who shall be appointed, from time to time, by the Board. At any time that the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only directors who, at the time of service, qualify as "non-employee directors" within the meaning of Rule 16b-3 or its successor under the Exchange Act shall be members of the Committee. All references in this Plan to the Board shall be understood to refer either to the full Board or to the Committee, to the extent administration of the Plan has been delegated by the Board to the Committee.

         (B) Authority. The Board, or the Committee, to the extent the Board has delegated such authority to the Committee, shall have full and final authority with respect to the Plan (i) to interpret all provisions of the Plan consistent with law; (ii) to determine the employees who will receive Awards; (iii) to determine the frequency of grant of Awards;
         (iv) to determine the number and type of Options to be granted to each employee and the price at which they may be exercised; (v) to determine the number of shares of Restricted Stock to be granted to each employee and the purchase price of such shares; (vi) to specify the number of shares subject to each Option; (vii) to prescribe the form and terms of instruments evidencing any Award granted under the Plan; (viii) to determine when Options or SARs may be exercised or; (ix) to determine the term of the restricted period and other conditions applicable to Restricted Stock; (x) to adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (xi) to make all other determinations necessary or advisable for the administration of the Plan. The Board may, with the consent of

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         the person or persons who has been granted an Award under the Plan, amend the instrument regarding such Award consistent with the provisions of the Plan.

         (C) Indemnification. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith. The members of the Board and the Committee shall be indemnified by the Company for any acts or omissions in connection with the Plan to the full extent permitted by Ohio and Federal law.


4.       Eligibility.      Participation in the Plan shall be determined by the
Board and shall be limited to employees of the Company and its subsidiaries.


5.       Stock Subject to Plan.     Subject to adjustments as provided in
Section 12(A) hereof, the aggregate number of shares of common stock, without par value, of the Company ("Shares") as to which Awards may be granted under the Plan shall not exceed 1,300,000 Shares. Such Shares may be authorized but unissued Shares or treasury Shares.

         The Board shall maintain records showing the cumulative total of all Shares subject to Options outstanding, the number of Shares purchased as Restricted Stock and their applicable restricted period under this Plan and the number of Shares delivered in settlement of any other Award under the Plan.

         If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised or if any Shares of Restricted Stock granted under this Plan is forfeited to the Company or if any Shares to be issued pursuant to an Award are not issued for any reason, then the Shares covered by the unexercised portion of such Option, the forfeited Restricted Stock Shares and the Shares not issued upon settlement of an Award shall be available for the purposes of this Plan. In addition, any Shares which are used as full or partial payment by a Participant of the exercise price upon exercise of an Option shall be available for Awards under the Plan as shall any Shares which are withheld in payment of tax withholding obligations of a Participant (as provided in Section 12 (F)).


6.       Options.

         (A) Allotment of Shares. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Options to purchase Shares, subject to approval of the Plan by the Company Shareholders.

                  Options may be allotted to participants in such amounts, subject to the limitations specified in this Section, as the Board, in its sole discretion, may from time to time determine.

         (B) Option Price. The price per Share at which each non-qualified or incentive stock option granted under the Plan may be exercised shall not, as to any particular option, be less than one hundred percent (100%) of the fair market value of a Share at the time such option is granted. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary (as determined under Section 425(d) of the Code) at the time the incentive stock Option is granted, the Option price shall not be less than 110% of the fair market value of the Shares at the time the incentive stock option is granted. The foregoing rule shall not apply to a nonqualified stock option.

                  For purposes of Options granted hereunder, "fair market value" of a Share shall mean the average of the high and low prices reported in the consolidated reporting system (for exchange traded securities and last sale reported over-the-counter securities) or the average of the bid and asked prices (for other over-the-counter securities), on the date the Option is granted, or, if no such prices are available, the fair market value on such

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         date of a Share as the Board shall determine. Unless another date is specified by the Board, the date on which the Board approves the granting of an Option shall be deemed the date on which the Option is granted.

         (C) Option Period. An Option granted under the Plan shall terminate, and the right of the participant (or the participant's estate, personal representative, or beneficiary) to purchase Shares upon exercise of the Option shall expire, on the date determined by the Board at the time the Option is granted (the "Termination Date"). No incentive stock option shall be exercisable more than ten (10) years after the date on which it was granted, and no nonqualified stock option shall be exercisable more than ten (10) years and one (1) day after the date on which it was granted. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of the Company's stock, no incentive stock option shall be exercisable more than five (5) years after the date on which it is granted.

        (D)       Exercise of Options.

                  (1)        By a Participant During Continuous Employment.

                             Unless otherwise determined by the Board at the time of grant, an Option will be exercisable in four (4) equal annual installments commencing on the first anniversary of the date the Option was granted and within the guidelines established by
                             Section 6(F) applicable to incentive stock options. In its discretion, the Board may at any time accelerate the exercisability of an Option. During the lifetime of a participant to whom an Option is granted, the Option may be exercised only by the participant or by the participant's attorney-in-fact or legal guardian as hereinafter provided (unless such exercise would disqualify an Option as an incentive stock option).

                             A participant who has been continuously employed by
                  the Company or a subsidiary since the date of Option grant is eligible to exercise all Options which are then exercisable up to the Termination Date of such Options and within the guidelines established by Section (F). The Board will decide in each case, subject to the limitations set forth in Section 422 of the Code applicable to incentive stock options, to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

                  (2)        By a Former Employee.

                             A participant who terminates employment with the
                  Company and its subsidiaries for reasons other than retirement, permanent and total disability or death, must exercise all Options pre viously awarded on or prior to the date of his termination of employment (but no later than the Termination Date of the Options). The exercise of such Options must be within the guidelines established by Section 6(F). An Option may be exercised on or prior to the date of such termination of employment only for the number of Shares for which it could have been exercised at the time the participant terminated employment with the Company and its subsidiaries. The failure to exercise all Options by a participant on or prior to the date of his termination of employment will result in the forfeiture of all unexercised Options.

                  (3)      In Case of Retirement.

                           Upon retirement (as hereafter defined), the
                  non-qualified stock options of a participant must be exercised within three (3) years of such retirement and the incentive stock Options must be exercised within three (3) months of such retirement and within the guidelines established by
                  Section 6(F) (but no later than the Termination Date of such Option). For purposes of the Plan, "retirement" shall mean that the participant on the date of termination of employment has attained age 60 with 10 years of continuous employment with the Company and its subsidiaries. If the participant should die

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                  within the three (3) year or three (3) month period following retirement, as applicable, the provisions contained in Section 6(D), Paragraph 5 hereof shall apply. The exercisability of all Options granted to such a Participant shall be accelerated and the Options shall become immediately exercisable without regard to the number of Shares for which it otherwise could have been exercised on the date of retirement.

                  (4)      In Case of Permanent and Total Disability.

                           If a participant who was granted an Option terminates
                  employment with the Company and its subsidiaries because of permanent and total disability and is eligible for benefits under the Company disability plan, or successor plan, upon termination of employment, all non-qualified stock Options previously awarded must be exercised within three (3) years of such termination of employment and all incentive stock Options must be exercised within one (1) year of such termination of employment subject to the guidelines established by Section 6
                  (F) (but no later than the Termination Date of such Option). If the participant should die during such three (3) year or one (1) year period, as applicable, the provisions contained in Section 6(D), Paragraph 5 hereof shall apply. The exercisability of all Options granted to such a Participant shall be accelerated and the Options shall become immediately exercisable without regard to the number of Shares for which it could otherwise have been exercised on the date of termination of employment.

                  (5)      In Case of Death.

                           If a participant who was granted an Option dies while
                  employed by the Company or a subsidiary, or during the three
                  (3) year or three (3) month period following retirement or during the three (3) year or one (1) year period following termination of employment due to permanent and total disability, as applicable, all Options previously awarded must be exercised no later than the Termination Date of such Option by the participant's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance and within the guidelines established by Section 6(F). The exercisability of all Options granted to such a Participant shall be accelerated and the Options shall become immediately exercisable without regard to the number of Shares for which it otherwise could have been exercised on the date of death.

                  (6)      Termination of Options.

                           An Option granted under the Plan shall be considered
                  terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan, it can no longer be exercised for Shares originally subject to the Option.

         (E)      Manner of Exercise and Payment.

                  (1)      Exercise

                           Each option granted under this Plan shall be deemed
                  exercised to the extent that the participant shall deliver to the Company written notice of the number of full Shares with respect to which the Option is being exercised. The participant shall at the same time tender to the Company payment in full for the Shares for which the Option is exercised, which may be in cash or, subject to Section 6(E), Paragraph 2 hereof, in previously issued Shares or partly in cash and partly in Shares, and shall comply with such other reasonable requirements as the Board may establish, pursuant to Section 12(D) of the Plan. These provisions shall not preclude exercise of an Option, or payment for Shares, by any other proper legal method specifically approved by the Board.

                           No person, estate or other entity shall have any of
                  the rights of a shareholder with reference to Shares subject to an Option until a certificate for the Shares has been delivered.

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                           An Option granted under this Plan may be exercised
                  for any lesser number of whole Shares than the full amount for which it could then be exercised, provided, however, that the Board may require, in the agreement evidencing an Option, any partial exercise to be with respect to a specified minimum number of Shares. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining Shares subject to the Option.

                  (2)      Payment in Shares

                           The value of Shares delivered for payment of the
                  exercise price shall be the fair market value of the Shares determined as provided in Section 6(B) on the date the Option is exercised. If certificates representing Shares are used to pay all or part of the exercise price of an Option, separate certificates shall be delivered to the Company representing the number of Shares so used, and an additional certificate or certificates shall be delivered representing the additional Shares to which the Option holder is entitled as a result of exercise of the Option. Notwithstanding the foregoing and the provisions of Section 6(E), paragraph (1), the Board, in its sole discretion, may refuse to accept Shares delivered for payment of the exercise price, in which event any certificates representing Shares that were actually received by the Company with the written notice of exercise shall be returned to the person exercising such Option together with notice by the Company of the refusal of the Company to accept such Shares.

                           In the event Shares are delivered for payment of the
                  option price as herein provided, then, at the discretion of the Board, the participant may be granted an Option to purchase a number of Shares equal to the number of Shares delivered in payment of the exercise price, with an exercise price equal to the current fair market value of such Shares, and with a term of such Option extending to the expiration date of the Option which was exercised with respect to which Shares were delivered as payment of all or a portion of the exercise price.

                  (3)      Loans

                           The Company may make loans to such holders of Options
                  as the Board, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of Options granted under the Plan; provided, however, that the Board shall not authorize the making of any loan where the possession of such discretion or the making of such a loan would result in a "modification" (as defined in Section 425 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Board shall determine at the time the loan is made which are not inconsistent with the Plan. Such loans shall bear interest at such rates as the Board shall determine from time to time, which rates shall be the then current market rates. In no event may any such loan exceed the fair market value, at the date of exercise, of the Shares covered by the Option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Board. At the time a loan is made, Shares having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                  (4)      Award of Cash or Shares in Lieu of Exercise

                           The Board may elect, in lieu of accepting payment of
                  the option price and delivering any or all Shares as to which an Option has been exercised, to pay the holder of such Option an amount in cash or Shares, or a combination of cash and Shares, equal to the amount by which the fair market

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                  value (determined as provided in Section 6(B)) on the date of exercise of the Shares as to which such Option has been exercised exceeds the option price that would otherwise be payable by the holder of such Option for such Shares. The Board may also permit a Participant to simultaneously exercise an Option and sell the Shares acquired upon exercise, pursuant to a brokerage arrangement, approved in advance by the Board, and use the proceeds from such a sale as payment of the option price of such Shares.

                  (5)      Persons Subject to Section 16 of the Exchange Act

                           Participants who are subject to Section 16 of the
                  Exchange Act are hereby advised that reliance on Rule 16b-3 may require that any equity security of the Company acquired upon exercise of an option by such person be held at least until the date six months after the date of grant of the option.

         (F) Limitations on Exercise. In the case of Options intended to be incentive stock options, the aggregate fair market value, determined as of the date of grant, of the Shares as to which such Options are exercisable for the first time by a participant shall be limited to $100,000 per calendar year.

                  Non-qualified stock options may be exercised by a participant without regard to the foregoing limitation.


7.       Stock Appreciation Rights.

         (A) Granting of Stock Appreciation Rights. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Stock Appreciation Rights, subject to approval of the Plan by the Company Shareholders.

         (B) Stock Appreciation Rights. A Stock Appreciation Right is a right to receive the following amount of appreciation -- an amount equal to the excess of the fair market value of a Share on the exercise date over the fair market value of a Share on the date of grant of the Stock Appreciation Right, multiplied by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

         (C) Terms of Grants. A Stock Appreciation Right may be granted in tandem with, in addition to or completely independent of an Option or any other Award under the Plan.

         (D) Manner of Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Board, and a Stock Appreciation Right shall be exercisable as provided by the Board on the date of grant. The Board may also provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates. Notwithstanding the foregoing, all Stock Appreciation Rights shall be automatically exercised as of the end of the month in which the participant's employment terminates due to death, permanent and total disability or retirement.

         (E) Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash or in Shares, or any combination thereof, as the Board shall determine; provided, however, that any Stock Appreciation Right exercised upon or subsequent to the occurrence of a Change of Control (as defined in Section 12(B)) shall be paid in cash.

         (F) Persons Subject to Section 16 of the Exchange Act. Participants who are subject to Section 16 of the Exchange Act are hereby advised that, unless the date of exercise of a Stock Appreciation Right is automatic or fixed in advance under this Plan and is outside the control of the Participant, reliance on Rule 16b-3 with respect to cash settlements of Stock Appreciation Rights requires that (1) the Company on a regular basis

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         publicly releases for publication quarterly and annual summary statements of sales and earnings and (2) exercises of Stock Appreciation Rights resulting in full or partial cash settlements must occur only during the period beginning with the third business day and ending on the twelfth business day following release of such information.


8.       Limited Stock Appreciation Rights

         (A) Granting of Limited Stock Appreciation Rights. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to officers at such times as it deems appropriate following adoption of the Plan by the Board, subject to approval of the Plan by the Company Shareholders, rights to receive cash to Officers who are Option holders equal to the fair market value of a Share of stock on the exercise date over the exercise price of the related option ("Limited Stock Appreciation Rights") which rights, however, are conditioned upon and may be exercised only if each of the following three conditions are satisfied:

                  (1) The Company has equity securities registered under the Exchange Act;

                  (2) The option holder is an Officer subject to Section 16(b) of the Exchange Act; and

                  (3) There has been an event of Change of Control as defined in Section 12(B).

                  Such Limited Stock Appreciation Rights shall be evidenced by agreements in such form and containing such additional terms not inconsistent with the Plan as the Board shall from time to time approve.

         (B) Terms of Grants. Each Limited Stock Appreciation Right shall relate to a specific Option under the Plan. The number of Limited Stock Appreciation Rights granted to a Participant shall be no more than the number of Shares that the Participant is entitled to receive pursuant to the related Option. The number of Limited Stock Appreciation Rights held by a Participant shall be reduced by:

                    (i) the number of Limited Stock Appreciation Rights exercised for cash under the Stock Appreciation Rights agreement; and

                    (ii) the number of Shares of stock purchased by such participant pursuant to the related Option.

         (C) Manner of Exercise. In no event shall a Limited Stock Appreciation Right be exercisable within the first six (6) months after the date of the grant. If an event of Change of Control occurs and is outside the control of the Participant, all Limited Stock Appreciation Rights held by such Participant (other than any Limited Stock Appreciation Rights granted within the prior six months or in response to the event of Change of Control) shall be automatically exercised as of the date of the Change of Control without any election by the Participant. Determination of whether the Change of Control is within the control of the Participant shall be made based upon the interpretations by the Securities and Exchange Commission or its staff as then available and in effect. If the event of Change of Control is outside the control of the Participant, then the Limited Stock Appreciation Rights held by such Participant shall become immediately exercisable but shall not be automatically exercised. A Participant described in the immediately preceding sentence may exercise Limited Stock Appreciation Rights by giving written notice of such exercise to the Company, and the date upon which such notice is received by the Company shall be the exercise date for the Limited Stock Appreciation Right. See Section 7 (F). All Limited Stock Appreciation Rights shall be automatically exercised as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability or retirement.

         (D)      Appreciation Available.   Each Limited Stock Appreciation
         Right shall entitle a Participant to the following amount of appreciation -- the excess of the fair market value of a Share on the exercise date over

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         the option price of the related Option. The total appreciation available to a Participant from any exercise of Limited Stock Appreciation Rights shall be equal to the number of Limited Stock Appreciation Rights being exercised, multiplied by the amount of appreciation per Right determined under the preceding sentence.

         (E) Payment of Appreciation. The total appreciation available to the Participant from an exercise of Limited Stock Appreciation Rights shall be paid to the Participant in cash. The amount thereof shall be the amount of appreciation determined under Paragraph D above. Payment shall be made within 10 days of the exercise of the Limited Stock Appreciation Rights.

         (F) Limitations Under Exercise of Limited Stock Appreciation Rights. A Participant may exercise a Limited Stock Appreciation Right for cash, only after a Change of Control and only in conjunction with the Option to which the Limited Stock Appreciation Right relates. Limited Stock Appreciation Rights may be exercised only by such persons as may exercise the related Options under the Plan. Adjustment to the number of Shares in the Plan and the price per Share pursuant to Section 12
         (A) shall also be made in a similar manner to any Limited Stock Appreciation Rights held by each Participant.


9.       Restricted Stock.

         (A) Granting of Restricted Stock. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, the right to purchase Shares of Restricted Stock, subject to approval of the Plan by the Company Shareholders.

         (B) Restricted Stock Price. The price at which Restricted Stock may be purchased by a Participant under the Plan shall be determined by the Board and shall not be less than the fair market value of a Share. Fair market value shall be determined as provided in Section 6(B) hereof. The purchase price per Share as to any particular Restricted Stock grant shall also be known as the "Initial Price Per Share."

         (C) Terms of Restricted Stock. At the time of a Restricted Stock grant, the Board shall establish a period of time (the "Restricted Period") applicable to the Restricted Stock, which shall not be more than ten
         (10) years from the date of grant. Each grant of Restricted Stock may have a different Restricted Period. The Board may in its sole discretion, at the time of the grant of Restricted Stock is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse of termination of restrictions upon the satisfaction of other conditions with respect to all or any portion of the Restricted Stock. The Board may also, in its sole discretion, at any time shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Shares of Restricted Stock.

                  Unless another date is specified, the date on which the Board approves the grant of Restricted Stock shall be deemed the date on which the Restricted Stock is granted.

                  In order for a Participant to exercise his right to purchase Shares of Restricted Stock under a grant (unless that payment date is further extended by the Board), within thirty (30) days after the date of grant, such Participant shall execute, retroactive to the date of such grant, an agreement reflecting the number of Shares he is purchasing and the conditions imposed upon the purchase of such Shares as determined by the Board.

                  As payment for the purchase price of the Restricted Stock, the Participant may tender to the Company payment in cash, in previously issued Shares (taken at their fair market value on the date the Restricted Stock is granted determined as provided in Section 6(B)) or partly in cash and partly in previously issued Shares and shall comply with such other reasonable requirements as the Board may establish, pursuant to this Section 9(C). Notwithstanding the foregoing, the Board, in its sole discretion, may refuse to accept Shares in payment of the purchase price.


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                  A stock certificate representing the number of Shares of
         Restricted Stock granted to and purchased by a Participant shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. The Participant shall have the rights and privileges of a shareholder as to such Shares of Restricted Stock, including the right to vote such Shares, except that
         (i) the~Participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, (ii) none of the Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Board, and (iii) all of the Restricted Stock shall be forfeited and all rights of the~Participant to such Restricted Stock Shares shall terminate without further obligation on the part of the Company (except for the obligation of the Company to purchase the Restricted Stock from the Participant at the Initial Price Per Share) in the event the Participant has not remained in the continuous employment of the Company or a subsidiary until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board applicable to such Restricted Stock. The Board shall decide in each case to what extent leaves of absence for government or military service, illness, temporary disability or other reasons shall not, for this purpose, be deemed interruption of continuous employment. If the Participant's continuous employment should be terminated because of death, permanent and total disability or retirement, the provisions contained in Section 9(D) shall apply.

                  At the discretion of the Board, cash and stock dividends may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board.

                  Each Certificate evidencing Shares of Restricted Stock shall be inscribed with a legend substantially as follows:

                  "The Shares of common stock of Roberds, Inc. evidenced by this certificate are subject to the terms and restrictions of the Roberds, Inc. 1993 Stock Incentive Plan. Such Shares are subject to forfeiture or cancellation under the terms of said Plan and shall not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which is available from Roberds, Inc. upon request."

                  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board or at such earlier time as provided for in Section 9(D), the restrictions applicable to the Restricted Stock Shares shall lapse and a stock certificate for the number of Restricted Stock Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Shares but will pay, in lieu thereof, the fair market value (determined in accordance with Section 6(B) as of the date the restrictions lapse) of such fractional Shares to the Participant or the Participant's beneficiary or estate, as the case may be.

         (D) Termination of Employment. All rights to the Restricted Stock Shares shall be forfeited if the Participant terminates employment with the Company and its subsidiaries for any reason except for death, permanent and total disability or retirement prior to the expiration of the restrictions on such Shares and such forfeited Shares shall be purchased by the Company at the Initial Price Per Share within a reasonable time period established by the Board. Any attempt to dispose of any such Shares in contravention of the foregoing restrictions shall be null and void and without effect.

                  If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Restricted Stock was granted dies, becomes permanently and totally disabled or retires while in such employment and prior to the lapse of the restrictions on the Restricted Stock, all such restrictions shall lapse and cease to be effective as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability or retirement.


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         (E) Persons Subject to Section 16 of the Exchange Act. Participants who
         are subject to Section 16 of the Exchange Act are hereby advised that reliance on Rule 16b-3 may require that any equity security of the Company acquired upon exercise of Restricted Stock by such person be held at least until the date six months after the date of grant of the Restricted Stock.

10.      Performance Units.

         (A) Granting Performance Units. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, Performance Units, subject to approval of the Plan by the Company Shareholders. Each Performance Unit shall represent the right of a Participant to receive an amount equal to a Payment Value, which Payment Value shall be determined by the Board and shall be based upon the performance of the Participant, the Company, or a division of the Company over a Performance Period or such other measure of performance as may be determined by the Board. A Participant to whom an award of Performance Units has been made shall not be required to provide any consideration for a Performance Unit other than the rendering of services or the payment of any minimum amount required by applicable law, unless otherwise determined by the Board. Each Performance Unit granted under the Plan shall be evidenced by a written Performance Unit Agreement between the Company and the Participant. The Performance Unit Agreement shall be in such form and shall contain such terms and conditions as the Board shall determine.

         (B) Terms of Grants. The Performance Period for each Performance Unit granted under the Plan shall be of such duration as the Board shall establish at the time of the award. The performance criteria for each Performance Unit awarded under the Plan shall be determined by the Board. More than one award of Performance Units may be granted to any individual Participant under the Plan, and the terms and conditions of Performance Units, such as the Performance Periods and performance criteria, may differ. If during a Performance Period there should occur, in the opinion of the Board, significant changes in economic conditions or in the nature of the operations of the Company which the Board did not foresee in establishing the performance criteria for such Performance Period, and which in the Board's sole judgment, have, or are expected to have, a substantial effect on the Participant's or the Company's ability to meet the performance criteria, the Board may revise the performance criteria formerly determined by it in such a manner as the Board, in its sole judgment, may deem appropriate.

         (C) Termination of Employment. A grant of Performance Units to a Participant shall be forfeited if the Participant terminates employment with the Company and its subsidiaries, during the Performance Period, except for death, permanent and total disability or retirement prior to the expiration of the Performance Period.

                  If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Performance Unit was granted dies, becomes permanently and totally disabled or retires while in such employment and prior to the expiration of the Performance Period, all Performance Units shall be deemed to be earned in such amount as of the end of the month in which the Participant's employment terminates due to death, permanent and total disability or retirement as provided in the Performance Unit Agreement at the time of grant.

         (D) Manner of Settlement. The Payment Value of a Performance Unit shall be paid to a Participant in cash, in Shares, or in a combination of cash and Shares as determined by the Board in its sole discretion. The Payment Value of a Performance Unit shall be paid to the Participant on such date following the conclusion of the Performance Period as the Board shall designate at the time of grant.

         (E) All other terms and conditions of a grant of Performance Units shall be determined by the Board.

         (F) Persons Subject to Section 16 of the Exchange Act. Participants who are subject to Section 16 of the Exchange Act are hereby advised that the Staff of the Securities and Exchange Commission has taken the

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



         position that rights similar to Performance Units may be considered Stock Appreciation Rights for purposes of Section 16, depending upon the performance criteria for the particular Performance Units. See
         Section 7(F).


11.      Stock Units

         (A) Granting Stock Units. The Board may, in its sole discretion and subject to the provisions of the Plan, grant to eligible employees at such times as it deems appropriate following adoption of the Plan by the Board, either alone or in addition to other Awards made under the Plan, units that are valued in whole or in part by reference to or otherwise based on Shares ("Stock Units"), subject to the approval of the Plan by the Company Shareholders. Each Stock Unit granted under this Plan shall be evidenced by a written Stock Unit Agreement between the Company and the Participant. The Stock Unit Agreement shall be in such form and shall contain such terms and conditions as the Board may determine.

         (B) Terms of Grants. The Board shall determine the Participants to whom Stock Units are to be granted, the times at which such awards are to be made, the number of Shares to be granted pursuant to such awards and all other terms and conditions regarding such awards. More than one Stock Unit Award may be granted to an individual Participant under the Plan, and the terms and conditions of Stock Unit Awards may differ. A Participant to whom an award of Shares has been made pursuant to a Stock Unit Award shall not be required to provide any consideration for the Shares, other than the rendering of services or the payment of any minimum amount required by applicable law, unless otherwise determined by the Board.

         (C) Termination of Employment. All rights to Stock Units shall be forfeited if the Participant terminates employment with the Company and its subsidiaries for any reason except for death, permanent and total disability or retirement prior to the expiration of the applicable measurement period for such Stock Units.

                  If a Participant who has been in the continuous employ of the Company or a subsidiary since the date on which the Stock Unit was granted dies, becomes permanently and totally disabled or retires while in such employment and prior to the expiration of the measurement period for such Stock Unit, the Stock Unit shall be deemed to be earned in such amount as of the end of the month in which the participant's employment terminates due to death, permanent and total disability or retirement as provided in the Stock Unit Agreement at the time of grant.

         (D) Manner of Settlement. The amount due a Participant for Stock Units which were granted may be paid in case in Shares, or in a combination of cash and Shares, as determined by the Board in its sole discretion.

         (E) All other terms and conditions of a grant of Stock Units shall be determined by the Board.

         (F) Persons Subject to Section 16 of the Exchange Act. Participants who are subject to Section 16 of the Exchange Act are hereby advised that the Staff of the Securities and Exchange Commission has taken the position that rights similar to Stock Units may be considered Stock Appreciation Rights for purposes of Section 16, depending upon the performance criteria for the particular Stock Unit. See Section 7(F).


12.      Other Provisions

         (A) Adjustment of Shares. In the event that the outstanding Shares are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of Shares, or issuance or exercise of warrants or rights, the Board shall make an appropriate and equitable adjustment in the number and kind of Shares subject to outstanding Awards, or portions thereof then unexercised, and the number and kind of Shares subject to the Plan to the end that after such event the Shares subject to the Plan and the Participant's right to a proportionate interest in the Company shall be maintained as before the

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



         occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of any Award (except for any change in the total price resulting from rounding off Share quantities or prices) and with any necessary corresponding adjustment in option price per Share. Any such adjustment made by the Board shall be final and binding upon all Participants, the Company and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner so as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code. The Board, in its sole discretion may at any time make or provide for such adjustments to the Plan or any Award granted thereunder as it shall deem appropriate to prevent the reduction or enlargement of rights, including adjustments in the event of changes in the outstanding common stock by reason of mergers, consolidations, combinations, exchanges of Shares, separations, reorganizations, liquidations, issuance or exercise of warrants or rights and the like in which the Company is not the sole surviving successor to the assets or business of the Company immediately prior thereto. In the event of any offer to holders of common stock generally relating to the acquisition of their Shares, the Board may make such adjustments as it deems equitable in respect of outstanding Awards. Any such determination of the Board shall be conclusive.

         (B) Change of Control. In the event the Company experiences a Change of Control (as hereafter defined), all Options shall become exercisable immediately prior to the Change of Control, provided that any portion of such Option which is an incentive stock option shall be exercisable up to the maximum amount allowed by Section 6(F) applicable to incentive stock options and the balance shall become a non-qualified stock option, all Restricted Stock restrictions shall lapse immediately prior to such event, all Limited Stock Appreciation Rights and Stock Appreciation Rights shall become exercisable immediately prior to the Change of Control and all grants of Performance Units and Stock Units shall be deemed to have been fully earned immediately prior to the Change of Control, subject to the limitation that any Award which has been outstanding less than six (6) months on the date of Change of Control shall not be afforded such treatment.

                  For purposes of these provisions, the term "Persons" shall mean any individual, firm, corporation, partnership, joint venture, association, trust, or other entity and any "Affiliate" or "Associate" thereof (as such terms are defined in Rule 12b-2 promulgated under the 1934 Act).

                  For purposes of this Plan, the term "Change of Control" of the Company shall mean and shall be deemed to have occurred if:

                  (a) The "acquisition" after the date hereof by any "Person" (as such term is defined below) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on the date hereof) of any securities of the Company which generally entitles the holder thereof to vote generally for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided. however, that for purposes of this paragraph (a), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (i) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all shareholders of the class of such Voting Securities are treated on a pro rata basis; (ii) is generally engaged in the business of underwriting securities and acquires the Voting Securities ("Underwriting Securities") (x) pursuant to the terms of an underwriting agreement (an "Underwriting Agreement") to which the Company and such underwriter are parties and which Underwriting Agreement is on terms customarily used by that underwriter for primary or secondary public offerings of equity securities or (y) pursuant to stabilizing transactions to facilitate a distribution contemplated by an Underwriting Agreement in accordance with Rule 10b-7 promulgated under the 1934 Act; or
                  (z) to cover over allotments created in connection with a distribution of Voting Securities pursuant to an Underwriting Agreement; (iii) acquires the Voting Securities directly from the Company; (iv) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting

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



                  Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of Shares Beneficially Owned by such Person; (v) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (vi) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (c) below); or

                  (b) The individuals who, as of July 31, 1993, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason (other than a voluntary resignation by any such member) to constitute at least two-thirds of the Board of Directors of the Company; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's shareholders was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act as in effect on the date hereof) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)  Approval of shareholders of the Company of:

                           (1) A merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

                                    (i) the shareholders of the Company,
                  immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least 75% of the combined voting power for the election of directors generally of the outstanding securities of the Corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                                    (ii) the individuals who were members of the
                  Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation, and

                                    (iii) no Person (other than the Company or
                  any Subsidiary, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) upon confirmation of the Business Combination is the Beneficial Owner of twenty percent (20%) or more of the combined voting power for the election of directors generally of the Surviving Corporation's then outstanding securities (a transaction described in clauses (i) through (iii) shall be referred to as a "Non-Control Transaction");

                  (2) A complete liquidation or dissolution of the Company; or

                  (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

              Voting Securities acquired by a Person that is not deemed to constitute an "acquisition" of such Voting Securities by such Person by reason of either of the proviso to paragraph (a) above shall, except in the case of Underwriting Securities nevertheless be deemed to be Beneficially Owned by such Person for purposes of

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



         determining whether the "acquisition" of any additional Voting Securities by such Person (which subsequent "acquisition" is not covered by either proviso to paragraph (a) and, therefore, is considered to be an "acquisition" of Voting Securities for purposes of paragraph (a)) would result in such Person exceeding the twenty percent (20%) or more threshold or the more than 30% threshold, as the case may be, established therein.

                  Notwithstanding the foregoing, a change shall not be deemed to occur solely because twenty (20%) or more of the then outstanding Voting Securities is Beneficially Owned by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Subsidiary or (ii) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; furthermore, if an employee's employment is terminated and the employee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change Control and who effectuates a Change of Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change Control which actually occurs, then for all purposes hereof, a Changed Control shall be deemed to have occurred and the date of a Change of Control with respect to the employment shall mean the date immediately prior to the date of such termination of employment.

         (C) Non-Transferability. No Award granted to a Participant under this Plan shall be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, provided that transfer pursuant to a qualified domestic relations order shall not be permitted with respect to incentive stock options or in circumstances where such transfer would cause a lapse of restriction for purposes of Section 83 of the Code. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Award other than as permitted in the preceding sentence shall give no right to the purported transferee.

         (D) Compliance with Law and Approval of Regulatory Bodies. No Option shall be exercisable and no Shares shall be delivered in settlement of any Award and no unrestricted Shares shall be issued for Restricted Stock under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Company's Shares may be listed. Any Share certificate issued to evidence Shares for which an Award is exercised or with respect to which Restricted Stock restrictions lapse, shall bear such legends and statements as the Board deems advisable in order to assure compliance with Federal and state laws and regulations. No Award shall be exercisable and no Shares shall be delivered and no Shares shall be issued for Restricted Stock under this Plan until the Company has obtained consent or approval from such regulatory bodies, Federal or state, having jurisdiction over such matters as the Board may deem advisable.

                  In the case of the exercise of an Award by a person or estate acquiring the right to exercise such Award by bequest or inheritance or in the case of a person or estate acquiring by bequest or inheritance the right to receive Shares for Restricted Stock because of the lapse of the restrictions, the right to the Payment Value of a Performance Unit, or the right to receive settlement of a Stock Unit, the Board may require reasonable evidence as to the ownership of the Award, and may require such consents and releases of taxing authorities as it may deem advisable.

         (E) No Right to Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or a subsidiary or shall in any way affect the right and power of the Company or a subsidiary to terminate the employment of any participant under the Plan at any time with or without assigning a reason therefor.

         (F) Tax Withholding. The Board shall have the right to deduct from any settlement of an Award, including without limitation the delivery or vesting of Shares, made under the Plan any Federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take any such other action as may be necessary in the opinion of the Board to satisfy all obligations for payment of such taxes. If Shares which would otherwise be delivered in settlement of the Award are used to satisfy tax withholding, such Shares

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



         shall be valued based on their Fair Market Value determined in accordance with section 6(B) when the tax withholding is required to be made. Participants who are subject to Section 16 of the Exchange Act are hereby advised that pursuant to Rule 16b-3 thereunder the use of Shares to satisfy tax withholding will be treated as the exercise of a Stock Appreciation Right. See Section 7(F).

         (G) Amendment and Termination. The Board may at any time suspend, amend or terminate the Plan, and, without limiting the foregoing, the Board shall have the express authority to amend the Plan from time to time, with or without approval by the shareholders, in the manner and to the extent that the Board believes is necessary or appropriate in order to cause the Plan to conform to provisions of Rule 16b-3 under the Exchange Act and any other rules under Section 16 of the Exchange Act, as any of such rules may be amended, supplemented or superseded from time to time. Except for adjustments made in accordance with Section 12(A), the Board may not, without the consent of the grantee of the Award, alter or impair any Award previously granted under the Plan. No Award may be granted during any suspension of the Plan or after termination thereof.

                  In addition to Board approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to Participants; (ii) increase the number of Shares deliverable under the Plan (other than in accordance with the provisions of Section 12(A) or, (iii) materially modify the requirements as to eligibility for participation in the Plan, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment to the extent required by Rule 16b-3 of the Exchange Act.

         (H) Effective Date of the Plan. This Plan was adopted by the Board on September 24, 1993 and by the Shareholders on September 24, 1993. The Plan shall become effective on the date the Registration Statement filed by the Company under the Securities Act of 1933 becomes effective with respect to Shares to be issued pursuant to the Plan. Awards may be granted under this Plan prior to the date the Plan becomes effective, but all such Awards shall be subject to the Plan becoming effective, as provided above.

         (I) Duration of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on September 23, 2003, and no Award shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

         (J) Use of Certain Terms. The terms "parent" and "subsidiary" shall have the meanings ascribed to them in Section 425 of the Code and unless the context otherwise requires, the other terms defined in
         Section 421, 422 and 425, inclusive, of the Code and regulations and revenue rulings applicable thereto, shall have the meanings attributed to them therein.


ROBERDS, INC., by

/s/ Robert M. Wilson
------------------------------
Robert M. Wilson, its
Executive Vice President




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